SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 20, 2001


                     QWEST COMMUNICATIONS INTERNATIONAL INC.
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)

        000-22609                                         84-1339282
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 (Commission File Number)                      (IRS Employer Identification No.)


1801 California Street                    Denver, Colorado              80202
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(Address of principal executive offices)                              (Zip Code)

        Registrant's telephone number, including area code: 303-992-1400


                                 Not applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.      Other Events.


Following the merger of U S WEST, Inc. ("U S WEST") with and into Qwest Communications International Inc. ("Qwest") on June 30, 2000 (the "Merger"), Qwest adopted the income statement line presentation that had been used by Qwest prior to the Merger. This presentation separated cost of services ("COS") from selling, general and administrative ("SG&A") costs. Prior to the Merger, U S WEST did not report COS and SG&A separately and its systems did not categorize costs in this manner. As a result, for the quarters since the Merger, Qwest has made a reasonable allocation of these costs between the two expense categories, and has periodically refined its methodology.

For 2001, Qwest built functionality into its systems that allowed tracking with a greater level of accounting detail. This improved detail allows for a more accurate breakout of expenses that are included in the COS and SG&A lines on the income statement. The previous process did not provide significant detail with regard to the classification of expenses, which resulted in an understatement of SG&A and a corresponding overstatement of COS.

As a result of these enhancements, Qwest has restated COS and SG&A as set forth below to allow for meaningful comparison to future periods. This reclassification between expense line items has no impact on Qwest's revenue, earnings before interest, taxes, depreciation and amortization ("EBITDA") or earnings per share. The schedules below reflect the impact of the adjustment on:
1) Qwest's financial statements prepared in accordance with generally accepted accounting principles ("GAAP") and filed with the Securities and Exchange Commission ("SEC"); and 2) the pro forma normalized view of operating results.

SEC or GAAP Basis:
------------------

The following schedule details the impact of the adjustment mentioned above on prior quarters presented on the same basis as used for SEC reporting (i.e., GAAP). For the year ended December 31, 2000, the amounts reflect the results of operations for (i) U S WEST from January 1, 2000 through June 29, 2000 and (ii) the merged Qwest entity from June 30, 2000 through the end of the year.

(Dollars in millions)         1Q00         2Q00         3Q00          4Q00       Total 2000       1Q01
                              ----         ----         ----          ----       ----------       ----
COS-SEC Reported              $986         $961       $1,703        $1,783         $5,433       $1,900

Adjustment                    (121)        (131)        (145)         (113)          (510)        (104)
                              ----         ----       ------        ------         ------       ------
COS-Adjusted                  $865         $830       $1,558        $1,670         $4,923       $1,796
GM%-SEC Reported             70.8%        72.1%        64.3%         64.5%          67.3%        62.4%
GM%-Adjusted                 74.4%        75.9%        67.3%         66.7%          70.4%        64.4%

SG&A-SEC Reported             $883         $930       $1,198        $1,249         $4,260       $1,154
Adjustment                     121          131          145           113            510          104
                              ----         ----       ------        ------         ------       ------
SG&A-Adjusted               $1,004       $1,061       $1,343        $1,362         $4,770       $1,258
SG&A%-SEC Reported           26.1%        27.0%        25.1%         24.9%          25.6%        22.8%
SG&A%-Adjusted               29.7%        30.8%        28.2%         27.1%          28.7%        24.9%

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

Pro Forma Normalized Basis:

The following unaudited consolidated pro forma income statement data is presented assuming the Merger had been completed on January 1, 2000 and has been adjusted to eliminate the impacts of non-recurring items such as Merger-related and one-time items, as well as in-region long-distance activity. For more information on these items, please refer to the Form 10-K that Qwest filed with the SEC on March 16, 2001.

(Dollars in millions)             1Q00         2Q00         3Q00         4Q00       Total 2000       1Q01
                                  ----         ----         ----         ----       ----------       ----
COS-Pro forma                    $1,624       $1,647       $1,703       $1,783         $6,757       $1,900
Adjustment                         (121)        (131)        (145)        (113)          (510)        (104)
                                 ------       ------       ------       ------         ------       ------
COS-Adjusted                     $1,503       $1,516       $1,558       $1,670         $6,247       $1,796
GM%-Pro forma                     64.0%        64.6%        64.3%        64.5%          64.4%        62.4%
GM%-Adjusted                      66.7%        67.4%        67.3%        66.7%          67.0%        64.4%

SG&A-Pro forma                   $1,169       $1,213       $1,198       $1,249         $4,829       $1,154
Adjustment                          121          131          145          113            510          104
                                 ------       ------       ------       ------         ------       ------
SG&A-Adjusted                    $1,290       $1,344       $1,343       $1,362         $5,339       $1,258
SG&A%-Pro forma                   25.9%        26.1%        25.1%        24.9%          25.5%        22.8%
SG&A%-Adjusted                    28.6%        28.9%        28.2%        27.1%          28.2%        24.9%

Forward Looking Statements Warning
----------------------------------

This Current Report on Form 8-K may contain projections and other forward-looking statements that involve risks and uncertainties. These statements may differ materially from actual future events or results. Readers are referred to the documents filed by Qwest with the Securities and Exchange Commission, specifically the most recent reports which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements, including potential fluctuations in quarterly results, volatility of Qwest's stock price, intense competition in the communications services market, changes in demand for Qwest's products and services, dependence on new product development and acceleration of the deployment of advanced new services, such as broadband data, wireless and video services, which could require substantial expenditure of financial and other resources in excess of contemplated levels, higher than anticipated employee levels, capital expenditures and operating expenses, rapid and significant changes in technology and markets, adverse changes in the regulatory or legislative environment affecting Qwest's business and delays in Qwest's ability to provide interLATA services within its 14-state local service territory, failure to maintain rights of way, and failure to achieve the projected synergies and financial results expected to result from the acquisition of U S WEST, Inc. timely or at all and difficulties in combining the operations of Qwest and U S WEST. The information contained in this Current Report on Form 8-K is a statement of Qwest's present intention and is based upon, among other things, the existing regulatory environment, conditions in the industry and economy generally and market conditions and prices. Qwest may change its intentions, at any time and without notice, based upon any changes in such factors, in Qwest's assumptions or otherwise. This Current Report on Form 8-K includes analysts' estimates and other information prepared by third parties for which Qwest assumes no responsibility. Qwest undertakes no obligation to review or confirm analysts' expectations or estimates or to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

By including any information in this Current Report on Form 8-K, Qwest does not necessarily acknowledge that disclosure of such information is required by applicable law or that the information is material.

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

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, Qwest has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    QWEST COMMUNICATIONS INTERNATIONAL INC.



DATE:  July 20, 2001                By: /s/ Yash Rana
                                        ---------------
                                        Yash Rana
                                        Vice President

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